Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Supplement dated
August 13, 2024
to the
Defiance Connective Technologies ETF (SIXG)
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated April 30, 2024, as previously supplemented
a series of ETF Series Solutions

Effective on August 13, 2024, the Defiance Connective Technologies ETF (the “Fund”) will transfer its primary listing to the Nasdaq Stock Market LLC (“Nasdaq”) and will no longer be listed on the NYSE Arca, Inc. (“NYSE Arca”). All references in the Fund’s Summary Prospectus, Prospectus, and SAI to the Fund’s shares being listed on the NYSE Arca will be changed to refer to the Nasdaq.

Please retain this Supplement for future reference.